UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

Commission File Number: 0-25662
ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On August 6, 2014, ANADIGICS, Inc. (“ANADIGICS” or the "Company") is issuing a press release and holding a conference call announcing its financial results for the second quarter 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

The attached press release includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income or loss and non-GAAP income or loss per share. Management uses these measures to evaluate the Company's operating and financial performance in light of business objectives, for planning purposes, when publicly providing our business outlook and to facilitate period-to-period comparisons. ANADIGICS believes that these measures are useful to investors because they enhance investors' ability to review the Company's business from the same perspective as the Company's management and facilitate comparisons of this period's results with prior periods. These non-GAAP measures exclude amounts related to stock-based compensation, marketable securities’ adjustments, certain non-recurring charges to cost of goods, and restructuring charges. Non-GAAP measures are used by some investors when assessing the ongoing operating and financial performance of our Company. These financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Management acknowledges that stock-based compensation is a recurring cost and is an important part of our employee’s compensation and impacts their performance. However the expense is non-cash in nature and there are various valuation methodologies and assumptions used in determining stock-based compensation that may be unrelated to operations, such as volatility and current interest rates. The presentation of the additional information should not be considered a substitute for net income or loss or income or loss per share prepared in accordance with GAAP.

The primary material limitations associated with the use of non-GAAP measures as compared to the most directly comparable GAAP financial measures are (i) they may not be comparable to similarly titled measures used by other companies in ANADIGICS industry, and (ii) they exclude financial information that some may consider important in evaluating our performance. We compensate for these limitations by providing reconciliations of reported net income or loss and income or loss per share to non-GAAP net income or net loss and non-GAAP income or loss per share, respectively within this press release.

Pursuant to the requirements of Regulation G, ANADIGICS has included a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release issued by ANADIGICS, Inc., dated August 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADIGICS, INC.
Date: August 6, 2014                 By: /s/ Terrence G. Gallagher
Name: Terrence G. Gallagher
Title: Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ANADIGICS, Inc., dated August 6, 2014

ANADIGICS ANNOUNCES SECOND QUARTER 2014 RESULTS

Net Sales of $23.3 Million
GAAP EPS ($0.18); Non-GAAP EPS ($0.09)
10% sequential growth in Infrastructure revenue

WARREN, N.J., August 6, 2014 — ANADIGICS, Inc. (Nasdaq: ANAD), a world leader in radio frequency (RF) solutions, reported second quarter 2014 net sales of $23.3 million, slightly above revised guidance. Revenue was flat sequentially while non-GAAP gross margins expanded 183 basis points to 12.8%.

As of June 28, 2014, cash, cash equivalents and restricted cash totaled $16.7 million, or net cash of $9.7 million, after excluding $7.0 million drawn under the Company’s credit facility.

GAAP net loss for the second quarter of 2014 was $15.0 million, or ($0.18) per diluted share compared to $13.8 million, or ($0.17) in the second quarter of 2013.  Non-GAAP net loss for the second quarter of 2014 was $7.8 million, or ($0.09) per share compared to $12.0 million, or ($0.14) in the second quarter of 2013.

As part of the strategic restructuring announced in June, the Company now summarizes revenue in two categories:  Infrastructure and Mobile.  Infrastructure is comprised of products for the following applications:  CATV, small cell, WiFi, M2M, optical and other general RF applications.  Mobile is comprised of WiFi and Cellular products that primarily address the smartphone, handset and tablet markets.

“With the restructuring, ANADIGICS is better positioned to compete in infrastructure markets where our products are differentiated and we can be more selective in targeting mobile applications that are better aligned to our profitability objectives,” said Ron Michels, chairman & CEO of ANADIGICS.  “Combined with a significantly lower operating cost structure, we expect these changes in product focus to drive greater returns for our shareholders.  Design-win traction with existing and new customers for both mobile and infrastructure applications has been strong and we are excited about the Company’s transformation.”

“In line with our strategic restructuring, we expect total revenue for the third quarter to decline sequentially by 18-20%, driven principally by reductions in legacy mobile,” said Terry Gallagher, vice president and CFO.  “We anticipate a sequential gross margin expansion of approximately 200 basis points resulting from a richer product mix and lower manufacturing costs.  With our strategic restructuring actions and other improvements, we expect operating expenses to decline by more than 15%.”

The statements regarding the Company’s anticipated future performance are forward looking and actual results may differ materially as described in the Safe Harbor Statement at the end of this press release.

This press release includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income and loss per share. Management uses these measures to evaluate the Company's operating and financial performance in light of business objectives, for planning purposes, when publicly providing our business outlook and to facilitate period-to-period comparisons. ANADIGICS believes that these measures are useful to investors because they enhance investors' ability to review the Company's business from the same perspective as the Company's management and facilitate comparisons of this period's results with prior periods. These non-GAAP measures exclude amounts related to stock-based compensation, marketable securities’ adjustments, certain non-recurring charges to cost of goods and restructuring charges. Non-GAAP measures are used by some investors when assessing the ongoing operating and financial performance of our Company. These financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Management acknowledges that stock-based compensation is a recurring cost and is an important part of our employee’s compensation and impacts their performance. However, the expense is non-cash in nature and there are various valuation methodologies and assumptions used in determining stock-based compensation that may be unrelated to operations, such as volatility and current interest rates. The presentation of the additional information should not be considered a substitute for net income or loss or income or loss per share prepared in accordance with GAAP.

Limitations of non-GAAP financial measures. The primary material limitations associated with the use of non-GAAP measures as compared to the most directly comparable GAAP financial measures are (i) they may not be comparable to similarly titled measures used by other companies in ANADIGICS’ industry, and (ii) they exclude financial information that some may consider important in evaluating our performance. We compensate for these limitations by providing reconciliations of reported net income or loss and income or loss per share to non-GAAP net income or net loss and non-GAAP income or loss per share, respectively, within this press release.

Conference Call

ANADIGICS' senior management will conduct a conference call today at 5:00 PM Eastern Time. A live audio Webcast will be available at www.anadigics.com/investors. To listen to the conference via telephone, please call 866-459-1514, conference ID 75424898.  A recording of the call will be available approximately two hours after the end of the call on the ANADIGICS Web site at www.anadigics.com/investors or by dialing 855-859-2056 conference ID 75424898 (available until August 13, 2014).

Recent Highlights

July 24 - Leading European Manufacturer Selects ANADIGICS GaN Line Amplifier for DOCSIS 3.1 Equipment
June 26 - ANADIGICS Announces Strategic Restructuring and Updated Q2 2014 Guidance
May 22 - ANADIGICS Expands WiFi Infrastructure Product Portfolio and Secures Design Wins at Key OEM
May 14 - ANADIGICS WiFi Solution Powers Huawei Ascend P7
May 7 - ANADIGICS Announces Multiple Design Wins at Several Chinese Smartphone OEMs

About ANADIGICS, Inc.

ANADIGICS, Inc. (ANAD) designs and manufactures innovative radio frequency solutions for the growing infrastructure and mobile markets. Headquartered in Warren, NJ, ANADIGICS offers RF products with exceptional performance and integration to deliver a unique competitive advantage to OEMs and ODMs for CATV infrastructure, CATV subscriber, small-cell, WiFi infrastructure, industrial and mobile applications. The Company's award-winning solutions include line amplifiers, upstream amplifiers, power amplifiers, front-end ICs, front-end modules, and other RF components. For more information, visit www.anadigics.com.

Safe Harbor Statement

Except for historical information contained herein, this press release contains projections and other forward-looking statements (as that term is defined in the Securities Exchange Act of 1934, as amended). These projections and forward-looking statements reflect the Company's current views with respect to future events and financial performance and can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", or words of similar import. Similarly, statements that describe our future plans, objectives, estimates or goals are forward-looking statements. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results and developments could differ materially from those projected as a result of certain factors. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause results to differ materially from those expressed or implied by such forward-looking statements. Further, all statements, other than statements of historical fact, are statements that could be deemed forward-looking statements.  We assume no obligation and do not intend to update these forward-looking statements, except as may be required by law.Important factors that could cause actual results and developments to be materially different from those expressed or implied by such projections and forward-looking statements include those factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and those discussed elsewhere herein.

ANADIGICS, INC.
Condensed Consolidated Balance Sheets
(Amounts in thousands)

	June 28, 2014	December 31, 2013	(	*)
Assets	Unaudited

Current assets:
Cash and cash equivalents	$13,716	$20,947
Restricted cash	$3,000	-
Marketable securities	-	3,447
Accounts receivable	11,367	15,156
Inventory	17,959	21,114
Prepaid expenses and other current assets	4,625	3,628
Assets held for sale	3,523	-
Total current assets	54,190	64,292

Plant and equipment, net	20,397	33,176
Other assets	213	213
	$74,800	$97,681

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$8,323	$13,043
Accrued liabilities	4,017	4,380
Accrued restructuring costs	875	245
Bank borrowings	7,000	-
Total current liabilities	20,215	17,668

Other long-term liabilities	1,398	1,604

Stockholders’ equity	53,187	78,409
	$74,800	$97,681

(*) The condensed balance sheet at December 31, 2013 has been derived from the audited financial statements at such date but does not include all the information and footnotes required by U.S.
generally accepted accounting principles for complete financial statements.

ANADIGICS, INC.
Consolidated Statements of Operations
(Amounts in thousands, except per share amounts, unaudited)

	Three months ended		Six months ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013

Net sales	$23,261	$34,565	$46,532	$60,945
Cost of sales	22,616	34,269	43,616	61,370
Gross profit (loss)	645	296	2,916	(425)
Research and development expenses	7,262	9,433	15,838	19,713
Selling and administrative expenses	4,536	6,215	9,662	12,457
Restructuring charges	4,409	-	5,860	1,915
Operating loss	(15,562)	(15,352)	(28,444)	(34,510)
Interest income	1	65	6	158
Interest expense	(60)	(20)	(93)	(20)
Other income, net	587	1,508	1,747	1,554
Net loss	$(15,034)	$(13,799)	$(26,784)	$(32,818)

Net loss per share:
Basic and diluted	$(0.18)	$(0.17)	$(0.31)	$(0.42)

Basic and dilutive shares outstanding	85,687	83,042	85,225	78,100

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

GAAP net loss	$(15,034)	$(13,799)	$(26,784)	$(32,818)
Stock compensation expense (excluding Restructuring charges)
Cost of sales	246	413	522	592
Research and development	522	695	1,076	1,040
Selling and administrative	588	948	1,601	1,996
Cost of sales charge (1)	2,080	1,194	2,080	1,924
Marketable securities redemptions and accretion (2)	(568)	(1,422)	(1,728)	(1,449)
Restructuring charges (3)	4,409	-	5,860	1,915
Non-GAAP net loss	$(7,757)	$(11,971)	$(17,373)	$(26,800)

Non-GAAP loss per share (*):
Basic and diluted	$(0.09)	$(0.14)	$(0.20)	$(0.34)

Supplemental Information:
Infrastructure	$10,158	$9,096	$19,385	$16,448
Mobile	13,103	25,469	27,147	44,497
Net Sales	$23,261	$34,565	$46,532	$60,945

Depreciation	$2,976	$3,672	$6,308	$7,499

(*) Calculated using related GAAP shares outstanding

(1) Cost of sales charge for the three and six months ended June 28, 2014 includes $2,080 inventory write-down.
Cost of sales charge for the three months ended June 29, 2013 covered $756 for customer cost reimbursement and $438 for costs from power interruptions. The six months ended June 29, 2013 also included charges for repair and product scrap from accelerated production ramp.
(2) Marketable securities adjustments include realized gains upon redemptions and interest accretion.
(3) Restructuring charges for the three months ended June 28, 2014 includes $687 workforce reduction and $3,722 fixed asset write-down.
The six months ended June 28, 2014 further includes a $1,451 workforce restructuring charge recorded in the first quarter of 2014.
The six months ended June 29, 2013 included $1,915 workforce reduction charge recorded in the first quarter of 2013.